Exhibit 10.1

[Unofficial English Translation]

Wuhan Kingold Jewelry Co., Ltd

Authorized Distributor Agreement on 2014-2016 Non-Public

Oriented Debt Financing Tool

2015

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Table of Contents

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This agreement was made on July 21st, 2014 by both parties:

I. Wuhan Kingold Jewelry CO., Ltd, as the distributor:

Legal representative: Jia Zhihong

Registered address: No. 15, Huangpu Science and Technology Park, Jiangan District, Wuhan

Business address: No. 15, Huangpu Science and Technology Park, Jiangan District, Wuhan

Contact: Hu Qiao

Contact information: 027-65694977

II. Organizations listed on the Agreement of List of Investors and Basic Information are regarded the oriented investors with the intention of purchasing oriented tool (hereinafter referred to as the “investor”).

The above-mentioned party shall be called as “a party” and “all parties” by combination in this agreement.

Whereas

1.	The distributor is a duly established and existing non-financial business entity. It plans to adopt non-public oriented issuance method (hereinafter referred to as “oriented issuance”) to issue debt financing tools (hereinafter referred to as “oriented tools”).

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2.	The distributor has already employed Shanghai Pudong Development Bank Co., Ltd. to act as the lead underwriter and bookkeeping manager.

3.	The investor has the power and intention to invest in the oriented tools. It completely understands the nature of the debt financing tool issued by the distributor and related risks faced by its subscription or transfer. It is willing to accept the self-discipline management of National Association of Financial Market Institutional Investors. It also agrees to accept the rights and obligations stipulated in this agreement.

Based on the principles of honesty and trustworthiness, equality and mutual benefit, and true ideographical expression, the distributor and investor enter into the following agreement with respect to the issuance and subscription of oriented tools through friendly consultation.

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Article One Distribution and Subscription of Oriented Tool

1.1 The distributor decides to submit the oriented tool with the registered amount of [750 million RMB] to National Association of Securities Dealers.

1.2 The distributor should inform oriented investors of oriented tool’s name, distribution amount, deadline, issue price or confirmation prescription of interest rate, etc. issue clauses and terms before issuing every time.

1.3 Investors are willing to participate in any issue of oriented tool with the above-mentioned registered limit with the distributor and have rights to decide whether they will submit subscription application in line with issue clauses and terms of current oriented tool.

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Article Two Fund-raising Purpose

2.1 The distributor promises that fund-raising purpose of oriented tool shall conform to laws and regulations and national policy requirements and use as requested.

2.2 In case the fund-raising purpose changes during duration of oriented tools, the modified fund-raising purpose should conform to the laws and regulations and national policy requirements. The distributor should obtain the consent of the investor 5 workdays earlier before the modification of fund-raising.

2.3 Modification procedure of fund-raising:

2.3.1 The distributor discloses the modification information of fund-raising or inquires the opinion of oriented investor in accordance with the way stipulated in Article 3.1 of this agreement.

2.3.2 The investor who disagrees with the modification of fund-raising purpose could notify the distributor or lead underwriter pursuant to the way stipulated in Article 11 of this agreement within 5 workdays after the distributor discloses the modification plan of fund-raising purpose.

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2.3.3 In case the investor doesn’t express its disagreement opinion to the distributor or the lead underwriter within 5 workdays after the distributor discloses the modification plan of fund-raising purpose, it will be deemed as that the investor agrees with the distributor’s modification of fund-raising purpose.

2.3.4 In case more than 50% (not including 50%) (agreed proportion of investors) of the total investors don’t express disagreement to the distributor or the lead underwriter within 5 workdays after the distributor discloses the modification plan of fund-raising purpose, the distributor could modify the fund-raising purpose according to the previously disclosed modification plan. Otherwise, the distributor should not modify the fund-raising purpose.

2.4 In case the distributor modifies the fund-raising purpose without the necessary permission of this agreement, any current investor has the right to require the distributor to give a reasonable explanation. The investor is also entitled to apply for corresponding protective measures according to Article 4.1 and 4.2 of this agreement when it disapproves the distributor’s explanation.

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Article Three Information Disclosure

3.1 Way of information disclosure: the distributor will conduct information disclosure in accordance with the way appointed in Article 11 of this agreement or in the way of Shanghai Clearing House’s website and announcement of Chinese currency web.

3.2	Disclosure of issuance situation: The distributor should disclose the practical issuance scale, term, interest rate, and other related information of the current oriented tools to the investor next workday after it completes the creditor and debtor registration of oriented tools.

3.3	Regular information disclosure during duration: During the duration of oriented tools, the distributor will disclose the audited financial report of last year and accounting statement of parent company before April 30 every year.

3.4	Disclosure of major events: During the duration of oriented tools, in case the following major events of distributor occur:

(1)	The name, operation policy and business scope of the distributor has significant changes.

(2)	The external condition of the distributor’s production and operation has significant changes.

(3)	The distributor involves a significant contract which may have important influence on its assets, liabilities, rights and interests, and business performance.

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(4)	The distributor encounters mortgage, pledge, sell, transfer, and scrap of assets which may influence its debt paying ability.

(5)	The distributor fails to pay off the significant debts which are due.

(6)	The distributor bears the responsibility of a large amount of compensation or the responsibility of compensation affects its normal production and operation, and is hard to be eliminated.

(7)	The distributor has significant loss of more than 10% of the net asset.

(8)	The absolution of other’s debts by the distributor exceeds a certain amount, which may influence the distributor’s debt paying ability.

(9)	More than one third of directors, or two thirds of supervisors, chairman or the general manager have changes; the chairman or the general manager fails to fulfill their duties.

(10)	The distributor makes a decision of capital reduction, incorporation, separation, and application for bankruptcy, or enters the bankruptcy procedure legally or is closed under order.

(11)	The distributor involves the market rumors that need to be explained.

(12)	The distributor involves significant lawsuit and arbitration.

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(13)	The distributor is investigated by the authority because it is suspected of being involved in violating laws and rules; or it suffers criminal punishment or significant administrative punishment; the director, supervisor, or senior manager is investigated by the authority because it is suspected of being involved in violating laws and rules or the authority adopts obligatory measures.

(14)	The distributor encounters seizure, pledge or freezing of assets which may influence its debt paying ability; the distributor’s main or complete business is caught in suspense which may influence its debt paying ability.

(15)	The distributor provides significant guarantee for others.

The distributor should disclose to the investor in line with the way agreed as follows within 2 workdays after the occurrence of disclosure.

The way appointed in Article 11 of this agreement or the way published on www.shclearing.com and www.chinamoney.com.cn.

3.5	Disclosure of payment of interest and encashment: The distributor should disclose the encashment of principal and interest and payment of interest 5 workdays earlier before the encashment date of principal and interest of oriented tools.

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(1)	The distributor fails to cash the principal or interest of debt financing tool according to the agreement.

(2)	The distributor transfers the debt financing tool to pay off the full or part obligation.

(3)	The distributor modifies the credit improvement arrangement or credit improvement institution, leading to significantly bad influence on the rights and interests of possessors of debt financing tool.

(4)	The distributor or credit improvement institution has capital reduction, incorporation, separation, dissolution, application for bankruptcy, or they are taken over, stops production under order, or their license or business license is seized temporarily or revoked.

(5)	The one-time capital reduction of distributor or credit improvement institution caused by their free transfer of asset, asset transfer, debt reduction, equity transaction, trusteeship of the stock right, etc, exceeds 10% of the most recently audited net asset, or the accumulated reduction of capital in 2 years exceeds 10% of the net asset (subject to the most recently audited net asset when the initial reduction of capital happens); or despite the capital reduction doesn’t reach the foresaid index, it has significant impact on the production and operation of distributor or credit improvement institution.

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(6)	The possessors who independently or collectively hold more than 30% of the balance of the current debt financing tools propose to convene the meeting.

(7)	Other situations stipulated in the agreement of oriented issuance under which the possessors’ meeting should be held.

(8)	Other situations stipulated in laws and regulations under which the decision should be made through possessors’ meeting.

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Article Four Protection of Investors

4.1 In the duration of oriented tool, when it occurs special situations, investors will have rights to convene possessors’ meeting of oriented tool; or take corresponding measures in line with appointment between the distributor and investors [if so, please hereby explain it].

(1)	The distributor fails to cash the principal or interest of debt financing tool according to the agreement.

(2)	The distributor transfers the debt financing tool to pay off the full or part obligation.

(3)	The distributor modifies the credit improvement arrangement or credit improvement institution, leading to significantly bad influence on the rights and interests of possessors of debt financing tool.

(4)	The distributor or credit improvement institution has capital reduction, incorporation, separation, dissolution, application for bankruptcy, or they are taken over, stops production under order, or their license or business license is seized temporarily or revoked.

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(5)	The one-time capital reduction of distributor or credit improvement institution caused by their free transfer of asset, asset transfer, debt reduction, equity transaction, trusteeship of the stock right, etc, exceeds 10% of the most recently audited net asset, or the accumulated reduction of capital in 2 years exceeds 10% of the net asset (subject to the most recently audited net asset when the initial reduction of capital happens); or despite the capital reduction doesn’t reach the foresaid index, it has significant impact on the production and operation of distributor or credit improvement institution.

(6)	The possessors who independently or collectively hold more than 30% of the balance of the current debt financing tools propose to convene the meeting.

(7)	Other situations stipulated in the agreement of oriented issuance under which the possessors’ meeting should be held.

(8)	Other situations stipulated in laws and regulations under which the decision should be made through possessors’ meeting.

4.2 Events and responsibilities of default

Unless there is force majeure, the responsibilities of default should be executed as follows:

4.2.1 Events and responsibilities of the distributor’s default

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(1) In case the distributor fails to pay the unpaid payables to the investor pursuant to this agreement, it should pay the liquidated damages regarding the unpaid payables to the investor. The liquidated damages should be calculated since the date of default according to 0.05% of daily interest rate of unpaid payables until the date of completing the payment.

(2) In case the distributor violates the provisions of this agreement, Debt Financing Tools Management Methods of Non-financial Enterprises in Inter-bank Bond Market and other laws, and related self-discipline standard documents of National Association of Financial Market Institutional Investors, leading to the loss of the investor, it should compensate for the practical loss caused to the investor.

(3) In case the above default events (1) and (2) happen to the distributor, the investor has the right to delay the performance or terminate the investment obligations under this agreement without bearing any liability for damage.

4.2.2 Events and responsibilities of the investor’s default

(1) In case the investor fails to fully pay the fund-raising in accordance with this agreement, it should pay liquidated damages of unpaid payables to the distributor except immediately fulfilling the corresponding obligation of payment. The liquidated damages should be calculated since the date of default according to 0.05% of daily interest rate of unpaid payables until the date of practical payment. Under the notice sent by the distributor or lead underwriter, if the investor fails to fulfill the obligation of payment within 3 workdays after the appointed date of payment, the distributor and lead underwriter have the right to transfer the amount of oriented tools subscribed by the investor to other investors and investigate and affix the investor’s responsibility of default.

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(2) In case the investor violates the provisions of this agreement, Debt Financing Tools Management Methods of Non-financial Enterprises in Inter-bank Bond Market and other laws, and related self-discipline standard documents of National Association of Financial Market Institutional Investors, leading to the loss of the distributor, it should compensate for the practical loss caused to the distributor.

(3) The obligation of every investor under this agreement is independent. Any investor will not bear any joint liability for the practical loss caused to the distributor due to other investors’ defaults, actions or opinions.

4.3 In case there is any dispute relating to the effectiveness and execution of resolution of possessors’ meeting or protective measures agreed by this agreement, it should be settled according to Article 12 of this agreement.

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4.4 Coping mechanism of default:

4.4.1 Responsibilities of trustee organization

(1) The lead underwriter acts as the trustee organization and convenes the possessors’ meeting when events which may affect the significant rights and interests of investors occur.

(2) Deal with the negotiation or litigation between the investor and distributor diligently in the duration of oriented tools.

4.4.2 Responsibilities of the distributor

(1) Notify the investor and trustee organization immediately when events which may affect the significant rights and interests of investors occur.

(2) In case the distributor sets guarantee for oriented tools, it should coordinate with the trustee organization to provide corresponding guarantee rights certificate and other related documents; when it is estimated that the distributor cannot pay back the debts, the distributor should coordinate with the trustee organization to supplement a guarantee or adopt other measures.

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Article Five Rights and Obligations of the Distributor

5.1 Rights of the distributor:

5.1.1 It enjoys the right of using fund-raising in line with the stipulated form.

5.2 Obligations of the distributor:

5.2.1 Based on the principle of honesty, credibility, and diligence, it should manage and use the fund-raising in line with the provision of this agreement. In case the distributor plans to change the fund-raising purpose, it should perform the necessary procedure according to this agreement.

5.2.2 It should have the obligation to repay capital and interest to investors who hold oriented tool by appointment and perform other obligations appointed by this agreement.

5.2.3 It should accept the supervision of the investor and additionally provide guarantee and compensate for the liquidated damages (provide guarantee/repay the principal and interest of oriented tools in advance/compensate for liquidated damages/please fill in others_______/________) according to the requirements of the investor when default events of the distributor stipulated in this agreement occur.

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5.2.4 It should perform the information disclosure obligation in a true, accurate, complete, immediate and fair way without false records, misleading statement or significant omission according to the self-discipline management rules of National Association of Financial Market Institutional Investors and the provisions of this agreement.

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Article Six Rights and Obligations of Investors

6.1 Rights of investors:

6.1.1 Investors enjoy the right to charge principal and interest by appointment;

6.1.2 Investors have the right to decide whether to transfer its subscribed oriented tool;

6.1.3 In case the investor finds out that the events which may damage the distributor’s interests occur, it will immediately exercise its rights as the investor of oriented tool according to the provisions of laws and regulations and this agreement.

6.2 Obligations of the investor:

6.2.1 The investor has the qualification and aptitude to purchase oriented tool.

6.2.2 The investor has already obtained all authorization and approval of participating in issuing oriented tool.

6.2.3 The investor unconditionally agrees that the distributor could continually arrange other organizations with the qualification of oriented investors to sign this agreement after its signature of this agreement, and endows it with the right of subscribing oriented tool.

6.2.4 The National Association of Financial Market Institutional Investors controls self-discipline management over the oriented investors.

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6.2.5 The investor should immediately notify the distributor and lead underwriter when the address, fax number and other information change.

Article 7 Confidentiality

7.1 As for the materials of business, financial condition, and other non-public information relating to the other party obtained by one party from relevant work under this agreement (including written material and non-written material, hereinafter referred to as “confidential material”), unless otherwise stipulated in this agreement, the party who accepts the confidential material should keep the confidentiality of the material without disclosing the above confidential material to anyone or any organization.

7.2 The above Article 7.1 should not apply to the following confidential material:

7.2.1 The material that has been known by the receiver before the issuance and this fact can be proved by the written records.

7.2.2 The material that has been disclosed not because the receiver’s breach of this agreement.

7.2.3 The material obtained by the receiver from the third party which doesn’t bear any confidentiality obligation for the confidential material.

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7.2.4 The confidential material which is disclosed after the consent of its provider.

7.2.5 The material which is disclosed according to the laws, regulations, rules, and requirements of National Association of Financial Market Institutional Investors and other authorities.

7.3 Each party shall guarantee that itself and the directors, supervisors, senior managers and other related employees of affiliated parties relating to the work under this agreement should abide by the confidentiality obligation stated in this article in the same way.

7.4 The receiver is entitled to disclose the confidential material to affiliated parties, intermediary agencies, and the employees and counselors of each party for the purpose of related work under this agreement. However, under this situation, the receiver should only disclose the material to the people or organization with reasonable business needs, and the foresaid parties should abide by this confidential term.

7.5 One party has the right to disclose the material to related governmental departments or institutions pursuant to laws and regulations, related self-discipline standard documents of National Association of Financial Market Institutional Investors, and requirements of authorities under the premise of notifying the disclosure to other parties as soon as possible before the foresaid disclosure without violating laws and regulations, and related self-discipline standard documents of National Association of Financial Market Institutional Investors.

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7.6 Any provision in this article should not interfere with the announcement or disclosure which is made by one party based on honest judgment in line with the laws and regulations, and related self-discipline standard documents of National Association of Financial Market Institutional Investors.

7.7 The provision of this article doesn’t apply to the disclosure made with the prior written consent of each party hereto.

Article 8 Modifications

8.1 After reaching consensus through consultation, the signatories of this agreement can effectively modify its provisions.

8.2 In case the oriented tool under this agreement plans to increase the oriented investors, it shall notify the distributor through the lead underwriter. Within 5 workdays after issuing the notice, unless the distributor expresses disagreement in written form, otherwise it will be deemed as the distributor agrees that the new increased investors enter into this agreement and has the equal rights and obligations with the investors who have signed this agreement as oriented investors after signing this agreement unilaterally.

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8.3 Provisions relating to the modified procedure of other events of this agreement:

In case the terms of this agreement need to be modified, it should obtain the agreement of each party after negotiation. In addition, this agreement should be modified in written form or the supplementary agreement should be made, and the modification should be submitted to National Association of Financial Market Institutional Investors.

Article 9 Termination of Issuing Oriented Tool

9.1 In case the following situations occur, each party should firstly turn to friendly negotiation. If the friendly negotiation fails, the investor has the right to send a written notice to the distributor requiring the correction of distributor. In case the distributor doesn’t make correction within 15 days after receiving the written notice of correction, the investor has the right to revoke the subscription application submitted to the distributor:

9.1.1 There is evidence showing that the distributor is not in line with the issuance condition stipulated by People’s Bank of China or other regulatory agencies, or the distributor’s basic operation and other situations have material changes, no longer conforming to the issuance condition or related provisions.

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9.1.2 The distributor violates or doesn’t perform the provisions of this agreement.

9.1.3 Any statement, guarantee and commitment with respect to oriented tools made by the distributor is inconsistent with the facts, misleading or fails to be performed, which is sufficient to affect the performance of this agreement.

9.1.4 The distributor enters bankruptcy procedure or other events which will significantly damage its debt paying ability of oriented tools occur.

9.2 In case the following situations occur, the distributor has the right to send a written notice to the investor and cancel the investor’s qualification of subscription.

9.2.1 The investor violates or doesn’t perform the provisions of this agreement.

9.2.2 Any statement, guarantee and commitment with respect to oriented tool made by the investor is inconsistent with the facts, misleading or fails to be performed, which is sufficient to affect the performance of this agreement.

9.3 In case the complete or part of the terms of this agreement terminate due to the occurrence of events stipulated in the agreement, the termination shall not affect any rights or proposals that have been formed, or any obligations or responsibilities of each party accrued by their commitment and guarantee under this agreement.

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Article Ten Arrangement of Credit Improvement(If any)

Wuhan Kingold Jewelry Co., Ltd 2014-2016 non-public oriented debt financing tool adopts the following arrangement of credit improvement:

10.1 Agent of creditor’s rights

The distributor and Wuhan Branch of Shanghai Pudong Development Bank sign Agency Agreement of Creditor’s Rights on Wuhan KINGOLD Co., Ltd. 2014-2016 Non-public Oriented Debt Financing Tool, agreeing SPDB will handle the related affairs of the current non-public oriented debt financing tool (hereinafter referred to as “oriented tool”), protect the interests of bondholder, and accept the warranty property provided by Party A for the issuance of oriented tool as representative and agent of all bondholders of “Wuhan KINGOLD Co., Ltd. 2014-2016 Non-public Oriented Debt Financing Tool”.

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10.2 Measures of credit improvement

10.2.1 Gold impawning supervision

The phase one issues 400 million Yuan and plans to adopt the way of gold impawning supervision to improve credit. Gold impawning supervision applies cash commodity static impawning patter to operate, uses the enterprise own gold and product (no mosaic) to impawn, sets up lower limiting value of impawning in line with 1.25 times of issuance amount (impawning rate of 80%), and implements the total quantity control mode, i.e. the total quantity of gold in the company warehouse must exceed the sum of the company’s lease amount of gold and the total quantity of gold impawned to the supervision agent Wuhan Branch of Shanghai Pudong Development Bank (hereinafter referred to as “SPDB Wuhan Branch”). Different from the dynamic impawning supervision of gold leasing business, this impawning adopts static supervision mode. In other words, the impawning gold will be sealed up for safekeeping in impawning vault, and will not be used for daily production and turnover of the distributor. Meanwhile, the supervision agent SPDB Wuhan Branch and the distributor will transact mortgage registration at Wuhan Industrial and Commercial Bureau to make sure the effectiveness of impawning within 5 workdays after the pledge enters the warehouse for supervision, which is different from the gold leasing business that doesn’t set up pledge registration for gold. The pledge will be stored at the company’s second-floor closed factory and vault. Address: Special No. 15, Huangpu Science Park, Wuhan city. The third-party logistics supervision company China Shipping Logistics Hubei Co., Ltd. approved by Shanghai Pudong Development Bank carries out 24-hour ceaseless supervision. The value of gold pledge always maintains at least 500 million Yuan. According to the impawning rate of 80%, its value is 400 million Yuan.

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As for the management of gold pledge, the related department of SPDB Wuhan Branch is responsible for mark-to-market operation. The mark-to-market work is conducted once a day. The content of mark-to-market includes but is not limited to the weight (number), value (amount), etc, of impawning gold on the day of mark-to-market. The value of impawning gold is calculated based on the closing price of AU9995 in Shanghai Gold Exchange 1 workday earlier before mark-to-market. When the value of pledge is less than the minimum lower limit of 500 million Yuan, it should send a notice of adding cash deposit or pledge to the borrower, requiring the borrower to add cash deposit and pledge to make the value of pledge no less than 1.25 times of the lower limit supervision, i.e. less than the impawning rate of 80% before the opening quotation on Shanghai Gold Exchange next day. The mark-to-market recording book of impawning gold should be established to register the weight and value of the pledge every day to guarantee the full value of pledge. In case the distributor fails to add the warranty within 10 workdays and yet fails to perform the remedial measure after the urge of agent of creditor’s rights, the agent of creditor’s rights may convene the bondholder’s meeting and report the related situation. The bondholders’ meeting has the right to require the distributor immediately repay the principal and interest in advance through resolution. In case the distributor fails to conduct repayment within 30 workdays after starting the procedure of repayment in advance, the agent of creditor’s rights SPDB Wuhan Branch is entitled to adopt other measures to claim compensation from the principal and interest of oriented tool and other loss.

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10.2.2 Land and mortgage of constructing project

The phase two issues 350 million Yuan and plans to adopt land and mortgage of constructing project. The land and construction in process are held by Wuhan Huayuan Science and Technology Development Limited Company, which has already issued the commitment letter to the distributor. It promises that the land and construction in process don’t transact mortgage. Moreover, they will be regarded as mortgage and used for issuing the oriented tool of the phase two. The land mortgage is the site which is located at Hanhuang Road 8, Jiangan District under the name of Wuhan Huayuan Science and Technology Development Limited Company with the State-owned Land Use Certificate No. A06020003 and obtained from transfer. According to the certificate, the land use is industrial estate; the practical use is industrial estate of construction in process; the total area of land is 66,666.44 square meters; the nature of land use rights is transfer; the remaining useful life of land is 42.87 years (from August 15, 2014 to June 29, 2057). According to the preliminary appraisal report issued on August 20, 2014 by Wuhan Guojia Real Estate Appraisal Co., Ltd., the total land value is 79.9997 million Yuan; the cost of realization is RMB 4.4835 million Yuan; the net value of mortgage is RMB 75.5162 million Yuan. The estimated value of land that plans to be mortgaged is 75.5162 million Yuan. It can realize the mortgage value of 37.7 million Yuan according to the mortgage rate of 50%.

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Due to the progress of constructing project, the current land value has been appraised, while it is unable to appraise the construction in process. Here, the total value of land and constructing project subjects to the practical appraisal value and the mortgage rate is 50%. The insufficient part of mortgage value is made up by pledge of gold. The management requirements of pledge are same with that of the phase one. The value of pledge is no less than 1.25 times of lower limit supervision, i.e. less than the impawning rate of 80%.

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Wuhan Guojia Real Estate Appraisal Co., Ltd. is employed to carry out the mortgage appraisal of land and constructing project. The formal appraisal report will be completed before the issuance of phase two. Before issuance, the mortgage registration of land and constructing project should be transacted at Wuhan Housing Security and Housing Authority to make sure the authenticity and effectiveness of mortgage. Wuhan Guojia Real Estate Appraisal Co., Ltd. is the first real estate appraisal organization with national-level qualification in Hubei province. It is previously known as Wuhan Real Estate Appraisal Office and is affiliated with Wuhan Real Estate Bureau

10.2.3 Actual controller of Jia Zhihong acts as the warrantor.

Actual controller of Jia Zhihong, as the warrantor, signs the Maximal Amount Contract of Guaranty with Shanghai Pudong Development Bank Wuhan Branch (hereinafter referred to as “SPDB Wuhan Branch”) on matters of Wuhan Kingold Jewelry Co., Ltd 2014-2016 non-public oriented debt financing tool and promises seriously:

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The warrantor agrees Wuhan Kingold Jewelry Co., Ltd to perform all obligations of the Agency Agreement on Wuhan Kingold Jewelry Co., Ltd 2014-2016 Non-Public Oriented Debt Financing Tool and assumes the liability of guaranty.

10.3 Mortgage and mortgage agent

The distributor signs the Agency Agreement on Wuhan KINGOLD Co., Ltd 2014-2016 Non-Public Oriented Debt Financing Tool with SPDB Wuhan Branch. Meanwhile, this agreement promises to appoint SPDB Wuhan Branch to hold the post of the agent of mortgage and pledge right of the current oriented tool. The one of mortgage/pledge represents the holder of oriented tool to exercise rights of mortgage and pledge. The agent of mortgage and pledge right should sign the mortgage and pledge contract with the distributor pursuant to laws, administrative regulations and rules, and the provisions of this agreement, immediately transact the mortgage and pledge registration, and protect the interests of bondholder.

Unless otherwise stipulated or the possessor’s meeting of oriented tool decides to terminate the employment of SPDB Wuhan Branch as the warranty agent, any possessor of oriented tool shall not terminate the employment. Any transferee of the current oriented tool is regarded as automatically accepting the employment of warranty agent under this agreement. In addition, any transfer of current oriented tool is deemed as that the pledgor has already notified the investor of oriented tool automatically.

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10.4 Asset Pledge Scheme

Wuhan KINGOLD Co., Ltd and warranty agent (SPDB Wuhan Branch) agree to give mortgage and pledge of gold, land and construction in process to warranty agent by transacting registration formality of gold, land and construction in process in registration authority, after the 10 workdays of issuing non-public oriented debt financing tool. The warranty agent signs the Repayment Account and Mortgage/Pledge Asset Supervision Agreement on Wuhan KINGOLD Co., Ltd 2014-2016 Non-Public Oriented Debt Financing Tool with SPDB Wuhan Branch, requiring the distributor to set up repayment account and supervise the mortgage/pledge asset. Before completing the registration, the agent of creditor’s rights supervises the fund-raising. In case the gold pledge has flaws in formality, etc, leading to the failure of pledge within the required time, the agent of creditor’s rights has the right to require the distributor to add the equivalent asset mortgage/pledge within 5 workdays. In case it fails to add the effective mortgage/pledge within 5 workdays, the agent of creditor’s rights has the right to require the distributor to repay the principal and interest in advance.

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10.4.1 Gold impawning supervision scheme

The distributor has already signed Maximum Amount Pledge Contract of Movable Property with SPDB Wuhan Branch. The distributor and SPDB Wuhan Branch transact registration of pledge together. Pledge certificate and ownership demonstration of properties pledged (value added tax invoice of purchasing gold) will be consign to SPFB Wuhan Branch for custody immediately, after applying for pledge certificate.

10.5 In case the registration amount is issued by stages, the foresaid guarantee measures cover the registration amount and the investors of each phase enjoy the equal rights. If the oriented tool of phase one has defaults, the distributor needs to repay the full principal and interest of oriented tool in duration within the registration amount.

Article 11 Notice and Delivery

11.1 Unless otherwise stipulated in this agreement, any notice or information disclosure given by one party to other parties of this agreement pursuant to the provisions of this agreement should be made in writing form, written in Chinese language, and send to the related address listed in this agreement by personal delivery, express delivery service, registered post, fax, electronic information system, etc.

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11.1.1 The notice sent by personal delivery or express delivery service comes into effect on the signing date after receiving the service return receipt. In case the receiver, the agent of receiver, or the bankruptcy administrator of receiver refuses to sign on the service return receipt, the addresser can adopt notarization delivery or give an effective notice through announcement delivery or detention delivery stipulated in the supplementary agreement made by each party hereto. The effective notice sent by notarization delivery, announcement delivery or detention delivery should be deemed as having the same effectiveness in all respects with the effective notice sent by original delivery method.

11.1.2 The notice sent by registered post comes into effect on the signing date.

11.1.3 The notice sent by fax comes into effect on the date when the receiver acknowledges that it receives the legible fax.

11.1.4 The notice sent by electronic information system comes into effect on the date when the notice enters the electronic information system designated by the receiver.

11.1.5 The notice sent by other means comes into effect on the date separately agreed by each party herein.

11.2 In case the foresaid date is non-workday, or the notice is delivered, received or enters the related system after the business hours end on some workdays, the notice shall be deemed as coming into effect next workday.

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11.3 In case the postal address or contact information of any party changes, this party should notify the other party immediately according to the ways stipulated in this agreement. The modified postal address or contact information comes into effect when the other party receives the notice of modification.

11.4 The contact information of each party herein is as follows:

Distributor: Wuhan KINGOLD CO., Ltd.

Postal address: Special No. 15, Huangpu Science Park, Jiangan District, Wuhan

Contact: Hu Qiao

Tel: 027-65694977

Fax: 027-65694977

Postal code: 430023

Investor: See List of Investors and Basic Information of this Agreement

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Article Tewelve Dispute Resolution

12.1 This agreement is administered by Law of the People’s Republic of China (purposes of this agreement are exclusive of the law of Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan, as well as are exclusive of conflict rules) and explains based on it.

12.2 In case the distributor and investor fail to reach consensus with respect to the dispute arising from this agreement within 15 days after their negotiation, any party has the right to submit it to China International Economic and Trade Arbitration Commission for dispute resolution by means of arbitration according to the effective Arbitration Rules of China International Economic and Trade Arbitration Commission. The arbitration place is Beijing. The arbitral decision is final with binding force on each party herein.

12.3 The arbitration relating to any dispute arising from this agreement will not influence the effectiveness and performance of other terms herein.

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Article Thirteen Come to Effect and Termination

13.1 Entry-into-force conditions

13.1.1 All parties have already adopted all necessary internal behaviors and make it obtain authorization to sign and perform this agreement. The representative who signs on this agreement has already obtained rightful authorized signature of this agreement and makes all parties constrained by this agreement. This agreement needs the legal representative and authorized agent of all parties to sign (or seal) and stamp common seal or special seal for contractual uses.

13.1.2 The oriented tool under this agreement has already registered in China Association of Interbank Market Dealers.

13.2 The due date of this agreement subjects to the termination of the relationship of all the rights and obligations of each party under this agreement.

13.3 As for the matters unmentioned in this agreement, a supplementary agreement should be made in writing separately. In case there is inconsistency between the supplementary agreement and this agreement, the former shall prevail.

13.4 This agreement is made in twelve copies with each party holding one copy. The remaining copies are submitted to related supervision organizations.

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Distributor: Wuhan Kingold Jewelry Co., Ltd (Seal)

Legal representative (or authorized representative): (Signature)

(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: Shanghai Pudong Development Bank Co., Ltd (Seal)

Legal representative (or authorized representative): (Signature)

(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: Ping An Bank Co., Ltd

Legal representative (or authorized representative): (Signature)

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: China Merchants Bank Co., Ltd

Legal representative (or authorized representative): (Signature)

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: Bank of Dalian

Legal representative (or authorized representative): (Signature)

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: China Merchants Securities Co., Ltd

Legal representative (or authorized representative): (Signature)

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: AXA SPDB Investment Managers

Legal representative (or authorized representative): (Signature)

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: Hwabao Trust Co., Ltd

Legal representative (or authorized representative): (Signature)

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: First Capital Securities Co., Ltd

Legal representative (or authorized representative): (Signature)

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: Shanghai Guotai Junan Securities Management Co., Ltd

Legal representative (or authorized representative): (Signature)

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(This page is the signature of Authorized Distributor Agreement on Wuhan Kingold Jewelry Co., 2014-2016 Non-Public Oriented Debt Financing Tool. This page has no main body)

Investor: Donghai Securities Co., Ltd

Legal representative (or authorized representative): (Signature)

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List of Investors and Basic Information

Company name	Shanghai Pudong Development Bank Co., Ltd
Legal representative(or legal authorized representative)	Ji Xiaohui
Address	No. 12, East One Road, Zhongshan, Shanghai
Contact number	021-61616488
Fax	021-63604215
Contact	Zhang Wei
E-mail	zhangw16@spdb.com.cn
Zip code	200001

Company name	Ping An Bank Co., Ltd
Legal representative(or legal authorized representative)	Sun Jianyi
Address	Pingan Finance Building 8F, No. 1333 Loop Road, Lujiazui, Pudong, Shanghai
Contact number	021-20368125
Fax	021-20259969
Contact	Han Yujia

1

E-mail	Hanyujia337@pingan.com.cn
Zip code	200120

Company name	China Merchants Bank Co., Ltd
Legal representative(or legal authorized representative)	Fu Yuning
Address	Floor 6, China Merchants Bank, Shanghai Building, No. 1888, Loop Road, Lujiazui, Pudong New Area, Shanghai
Contact number	021-20625866
Fax	021-58421192
Contact	Yang Jiamu
E-mail	jmyang@cmbchina.com
Zip code	200120

Company name	Bank of Dalian
Legal representative(or legal authorized representative)	Chen Zhanwei
Address	No. 88, Zhongshan Road, Dalian
Contact number	0411-82311975

2

Fax	0411-82311727
Contact	Ban Yunhao, Niu Ying
E-mail	Hao780906@163.com Niuying19820802@163.com
Zip code	116001

Company name	China Merchants Securities Co., Ltd
Legal representative(or legal authorized representative)	Gong Shaolin
Address	Floor 3, Dongfang Building, No. 1500, Century Avenue, Pudong New Area, Shanghai
Contact number	021-20398520
Fax	021-68407678
Contact	Ke Qian
E-mail	keqian@cmschina.com.cn
Zip code	200122

Company name	AXA SPDB Investment Managers
Legal representative(or legal authorized representative)	Jiang Mingsheng
Address	Room 316, Building 3, No. 981, Pudong

3

Avenue, Pudong New Area, Shanghai
Contact number	021-23212831
Fax	021-23212980
Contact	Tao Yi
E-mail	taoyi@py-axa.com
Zip code	200135

Company name	Hwabao Trust Co., Ltd
Legal representative(or legal authorized representative)	Zheng Anguo
Address	Floor 59, No. 100, Century Avenue, Pudong New Area, Shanghai
Contact number	021-38506964
Fax	021-68403802
Contact	Shi Fuming
E-mail	Shi_fuming@hwabaotrust.com
Zip code	200120

Company name	First Capital Securities Co., Ltd
Legal representative(or legal authorized representative)	Liu Xueming

4

Address	Floor 25, Building B, Zhongming Times Square, No. 12, Sungang Road, Luohu District, Shenzhen
Contact number	0755-23838682
Fax	0755-25832940
Contact	Li Gaoya
E-mail	ligaoya@fcsc.com
Zip code	518038

Company name	Shanghai Guotai Junan Securities Management Co., Ltd
Legal representative(or legal authorized representative)	Gu Jie
Address	Floor 24, No. 168, Yincheng Central Road, Shanghai
Contact number	021-38676390
Fax	021-38670390
Contact	Chen Nan
E-mail	nancychennan@gtjas.com
Zip code	200120

Company name	Donghai Securities Co., Ltd

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Legal representative(or legal authorized representative)	Zhu Kemin
Address	Bond Issue Department, Floor 4, Donghai Building, No. 1928, Dongfang Road, Pudong New Area, Shanghai
Contact number	021-20333395
Fax	021-50498839
Contact	Ruan Jieqiong
E-mail	Ruanjq@longone.com.cn
Zip code	200125

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